EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
EMPLOYEE BENEFIT PLANS

NOTE 16 – EMPLOYEE BENEFIT PLANS

The Bank contributes to a qualified profit-sharing plan covering employees who meet participation requirements. The amount of the contribution is at the discretion of the Bank’s Board of Directors, up to the maximum deduction allowed for federal income tax purposes. Contributions to the plan, which amounted to approximately $1,019, $874 and $764 in 2012, 2011 and 2010, respectively, are included in salaries and employee benefits expense.

In 1992, the Bank formalized a nonqualified salary continuation plan for certain key officers. In connection with this plan, the value of the single premium universal life insurance policies (approximately $963 at December 31, 2012, and approximately $960 at December 31, 2011) purchased in 1993 to fund the plan and the related liability (approximately $59 at December 31, 2012, and $76 at December 31, 2011) were included in other assets and other liabilities, respectively. The principal cost of the plan is accrued over the anticipated remaining period of active employment, based on the present value of the expected retirement benefit.

In 1993, the Corporation and Bank implemented a deferred compensation plan that permits directors to defer their director’s fees and earn interest on the deferred amount in the amount of the Wall Street Journal prime rate plus three percent. The agreements provide for a lump sum payment of deferred fees plus accrued interest after retirement, separation from service, or death. The liability accrued for this plan totaled $6,226 and $5,746 at December 30, 2012 and 2011, respectively. The charge to expense for the agreements was $480, $521 and $532 for the years ended December 31 2012, 2011 and 2010, respectively.